                                                                    EXHIBIT 99.2

                   FALCONSTOR SOFTWARE, INC. LOCK-UP AGREEMENT

As of October 18, 2002

To Whom It May Concern:

            Pursuant  to an  Agreement  and Plan of Merger  and  Reorganization,
dated as of May 4, 2001 (the  "Agreement"),  Empire  Acquisition Corp., a wholly owned  subsidiary  of Network  Peripherals  Inc.  ("NPI"),  merged with and into
FalconStor,  Inc. (the "Merger"),  with the surviving  entity called  FalconStor
Software, Inc. (the "Company").  To induce NPI to enter into the Agreement,  the undersigned,  during the period  that  commenced  on August 22, 2001 and ends on
August 22, 2002 (the "Lock-Up Period"):

            (i)      agreed not to, directly or indirectly  sell, offer to sell, contract to sell (including,  without limitation, any short sale),  grant any option to purchase or otherwise  transfer or  dispose  of  (other  than to  donees  who  agree  to be similarly bound) any securities received by the undersigned in connection with the Merger; and

            (ii)     acknowledged  that following August 22, 2001, the Company's
                     Board of Directors may, in its sole discretion, release any or all of the  shares  held  by the  undersigned  from  the obligations  of this letter prior to the  expiration of the
                     Lock-Up Period.

            Effective  January  7, 2002,  certain  shareholders,  including  the undersigned,  agreed to extend the Lock-Up Period until and including  April 30,
2003 (the "Lock-Up Extension").

            As set forth in the attached letter, the Board of Directors believes it would be beneficial for all  stockholders  who have shares that are currently subject to the Lock-Up to extend the Lock-Up  Extension until April 30, 2004. In consideration  for your  agreement,  the Board of Directors of the Company will, each  calendar  quarter  through  April 30,  2004,  release  a  portion  of your remaining stock subject to the lock-up on the following schedule:

                     Quarter                 Number of Shares Released
                     -------                 -------------------------
                Fourth Quarter 2002                 5,000
                First Quarter 2003                 10,000
                Second Quarter 2003                10,000
                Third Quarter 2003                 10,000
                Fourth Quarter 2003                10,000
                First Quarter 2004                 15,000
                Second Quarter 2004                20,000

The Board of  Directors  will send a written  notice of each  release.  Once the shares are  released  from the  lock-up,  such  shares will remain free from the terms of the  lock-up  whether or not you agree to sell such  shares  during the quarter.

            By executing this letter,  you agree to extend the Lock-Up Extension
(the "Second  Lock-Up  Extension")  until and including  April 30, 2004, and you acknowledge  the beneficial  benefits to you of this extension and the quarterly releases of your locked-up stock.

            The Second Lock-Up  Extension  will not be effective  unless certain stockholders  identified by the Company's Board of Directors agree to the Second
Lock-Up  Extension.  We will send you written notice of the effectiveness of the
Second Lock-Up Extension.

            In order to  facilitate  an  orderly  sale of stock  subject  to the lock-up,  if the Board of  Directors  decided to release  any shares  before the expiration  of the Lock-Up  Extension,  you agreed to use either HD Brous & Co.,
Inc., Ladenberg, Thalman & Co., Inc., Wien Securities Corp. or Janney Montgomery
Scott LLC.  Through  April 30, 2004,  shares  released,  including the quarterly releases set forth above, must be made through one of these  broker-dealers.  If you wish to continue to use the  broker-dealer  you selected  when you agreed to the Lock-Up Extension, you do not have to re-select a broker-dealer.

            If you wish to  change  to one of the  other  broker-dealers  listed above,  or if any of the other  information  you provided when you agreed to the
Lock-Up Extension has changed, please note the change in the annexed form.

            PLEASE  RETURN THIS SIGNED  LETTER BY FAX TO THE  ATTENTION  OF SETH
HOROWITZ,  THE COMPANY'S GENERAL COUNSEL,  AT (631) 777-2551 BY 11 A.M., E.D.T.,
ON TUESDAY, OCTOBER 22, 2002. PLEASE ALSO MAIL THE SIGNED LETTER TO:

            FALCONSTOR SOFTWARE, INC.
            125 BAYLIS ROAD
            MELVILLE, NY 11747
            ATTN: SETH HOROWITZ

            The undersigned  hereby represents and warrants that the undersigned has full power and authority to execute this letter and enter the agreements set forth  herein,  and  that,  upon  request,  the  undersigned  will  execute  any additional  documents  necessary or desirable in connection with the enforcement hereof.

            All  authority  herein  conferred  or agreed to be  conferred  shall survive the death or incapacity of the  undersigned  and any  obligations of the
undersigned  shall  be  binding  upon  the  heirs,   personal   representatives,
successors, and assigns of the undersigned.

                               Very truly yours,

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                               Stockholder's Signature

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                               Print Name

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Name and Address

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Social Security or Taxpayer Identification No.

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Broker choice (if you are already a registered broker-
dealer, please provide the name of your brokerage firm):
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E-mail address:

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Facsimile number:

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Telephone No. (Day):

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Telephone No. (Night):

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Cellular Telephone No.

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